UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section240.14a-12

NEWBORN ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NEWBORN ACQUISITION CORP.

Room 801, Building C
SOHO Square, No. 88
Zhongshan East 2nd Road, Huangpu District
Shanghai, 200002, China

TO THE SHAREHOLDERS OF NEWBORN ACQUISITION CORP.:

As you know, Newborn Acquisition Corp. (the “Company,” “Newborn,” “we,” “us” or “our”) previously announced an extraordinary general meeting (the “Extraordinary General Meeting”) for the purposes of considering and voting upon (i) a proposal by special resolution to amend (the “Extension Amendment”) the Company’s amended and restated memorandum and articles of association to extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional three (3) months, from February 19, 2021 to May 19, 2021 and (ii) a proposal to amend the Company’s investment management trust agreement to make changes necessary to reflect the Extension (the “Trust Amendment” and, together with the Extension Amendment, the “Amendments”). On or about January 21, 2021, we mailed to you a proxy statement relating to the Extraordinary General Meeting.

Our Board of Directors has decided to postpone the Extraordinary General Meeting in accordance with our amended and restated memorandum and articles of association until February 18, 2021 at 8:00 a.m., Hong Kong Time (7:00 p.m. Eastern Time on February 17, 2021) in order to provide additional time to solicit proxies to approve the Amendments. The Extraordinary General Meeting will be held at Room 801, Building C, SOHO Square, No. 88, Zhongshan East 2nd Road, Huangpu District, Shanghai, 200002, China. Due to the coronavirus (“COVID-19”) pandemic and the various travel and other restrictions in place, we are strongly encouraging our shareholders to attend the Extraordinary General Meeting virtually by means of a teleconference using the following dial-in information:

US Toll Free:	1-877-211-3621
Local – China, Beijing	+86 10 5667 0057
Local – China, Shanghai	+86 21 2039 7102
Local – Hong Kong	+852 3018 9144
Participant Passcode:	655 355 1080

This attached supplement to the proxy statement contains additional information that supplements the proxy statement. We urge you to read this supplement, together with the proxy statement previously sent to you regarding the proposed Amendments, carefully and in its entirety. This proxy supplement is being sent to you on or about February 8, 2021.

Your vote is important. Please vote your shares promptly. Whether or not you plan to attend the Extraordinary General Meeting in person (or via teleconference), please submit your proxy card without delay to our transfer agent, Continental Stock Transfer & Trust Company, not later than the time appointed for the Extraordinary General Meeting or adjourned/postponed meeting. Voting by proxy will not prevent you from voting your shares in person or through the virtual meeting platform if you subsequently choose to attend the Extraordinary General Meeting. If you fail to return your proxy card and do not attend the Extraordinary General Meeting in person (or via teleconference), the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Extraordinary General Meeting. You may revoke a proxy at any time before it is voted at the Extraordinary General Meeting by executing and returning a proxy card dated later than the previous one, by attending the Extraordinary General Meeting and voting in person or through the virtual meeting platform, or by submitting a written revocation to Advantage Proxy, Attention: Karen Smith, E-mail: KSmith@advantageproxy.com, that is received by our proxy solicitor before we take the vote at the Extraordinary General Meeting. If you hold your shares through a bank or brokerage firm, you should follow the instructions of your bank or brokerage firm regarding revocation of proxies.

If you have already submitted your proxy card and do not wish to change your vote, there is no need to submit another proxy card in response to this supplement to the proxy statement.

February 8, 2021	By Order of the Board of Directors

/s/ Wenhui Xiong
Chairman and Chief Executive Officer

SUPPLEMENT NO. 1 DATED FEBRUARY 8, 2021

TO

PROXY STATEMENT

DATED JANUARY 21, 2021

NEWBORN ACQUISITION CORP.

Room 801, Building C
SOHO Square, No. 88
Zhongshan East 2nd Road, Huangpu District
Shanghai, 200002, China

NOTICE OF POSTPONEMENT OF EXTRAORDINARY GENERAL MEETING

Newborn Acquisition Corp. (the “Company,” “Newborn,” “we,” “us” or “our”) is furnishing this supplement to notify its shareholders of the postponement of the Company’s previously announced extraordinary general meeting (the “Extraordinary General Meeting”) until February 18, 2021 at 8:00 a.m., Hong Kong Time (7:00 p.m. Eastern Time on February 17, 2021). The Extraordinary General Meeting will be held at Room 801, Building C, SOHO Square, No. 88, Zhongshan East 2nd Road, Huangpu District, Shanghai, 200002, China. Due to the coronavirus (“COVID-19”) pandemic and the various travel and other restrictions in place, we are strongly encouraging our shareholders to attend the Extraordinary General Meeting virtually by means of a teleconference using the following dial-in information:

US Toll Free:	1-877-211-3621
Local – China, Beijing	+86 10 5667 0057
Local – China, Shanghai	+86 21 2039 7102
Local – Hong Kong	+852 3018 9144

Participant Passcode:	655 355 1080

This supplement is being mailed to shareholders of the Company on or about February 8, 2021, and supplements the definitive proxy statement dated January 21, 2021 that the Company mailed to its shareholders on or about January 21, 2021 (the “Definitive Proxy Statement”). Except as specifically supplemented by the information contained in this supplement, all information set forth in the Definitive Proxy Statement remains unchanged. We urge you to read this supplement carefully and in its entirety together with the Definitive Proxy Statement.

The Extraordinary General Meeting will be held for the purposes of considering and voting upon (i) a proposal by special resolution to amend (the “Extension Amendment”) the Company’s amended and restated memorandum and articles of association to extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional three (3) months, from February 19, 2021 to May 19, 2021 and (ii) a proposal to amend the Company’s investment management trust agreement to make changes necessary to reflect the Extension (the “Trust Amendment” and, together with the Extension Amendment, the “Amendments”). The Amendments are more fully described in the Definitive Proxy Statement.

The record date for the extraordinary general meeting is January 15, 2021. Record holders of the Company’s ordinary shares at the close of business on the record date are entitled to vote or have their votes cast at the extraordinary general meeting. On the record date, there were 7,460,000 outstanding ordinary shares of the Company, including 5,750,000 outstanding public shares. The Company’s warrants do not have voting rights.

After careful consideration of all relevant factors, the Company’s board of directors has determined that both the Extension Amendment and the Trust Amendment are fair to and in the best interests of the Company and its shareholders, has declared it advisable and recommends that you vote or give instructions to vote “FOR” both the Extension Amendment and the Trust Amendment.

If you have already submitted your proxy card and do not wish to change your vote, there is no need to submit another proxy card in response to this supplement to the proxy statement.

If you have questions about the Amendments or if you need additional copies of the proxy statement or the proxy card you should contact the Company’s proxy solicitor at:

Advantage Proxy

P.O. Box 13581

Des Moines, WA 98198

Toll Free: 877-870-8565

Collect: 206-870-8565

Email: KSmith@advantageproxy.com